UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 16, 2005
                                                          --------------

                               R-TEC HOLDING, INC.
                               -------------------
               (Exact name of Registrant as Specified in Charter)


             IDAHO                    0-30463                   82-0515707
             -----                    -------                   ----------
  State or other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)            File Number)            Identification No.)


             287 N. MAPLE GROVE
             ------------------
             ROAD, BOISE IDAHO                               83704
             ------------------                             ------
             (Address of Principal                        (Zip Code)
             Executive Offices)


       Registrant's telephone number, including area code: (208) 887-0953

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Form 8-K, Current Report
R-Tec Holding, Inc.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Departure of Directors or Principal Officers

R-Tec Holding, Inc., (the "Company") announced that Faris W. McMullin, Chairman of the Company's Board of Directors and Chief Executive Officer resigned at a special meeting of the Board of Directors held on March 14, 2005. McMullin cited a conflict of interest between the Company and one of its secured creditors in which McMullin is a substantial shareholder. The conflict arises from the Company's proposed actions in response to two notices of intent to foreclose from other secured creditors of the Company.

The minutes of the Special Meeting of the Board of Directors are attached hereto as Exhibit 99.1 and incorporated by reference.

(c) Appointment  of  Principal  Officer  and  Director

On March 14, 2005, the Board, with Mr. McMullin abstaining, appointed Ann Marie Baird to fill the vacancy on the board of directors being vacated by Mr. McMullin. Ms. Baird was formerly the Company's corporate secretary. Ms Baird has not held other directorships in reporting companies and has no family relationships among or with the directors or executive officers of the Company. Ms. Baird is to serve without compensation.

On March 14, 2005, the Board appointed Michael J. McDonagh to be acting chief executive officer of the corporation to fill the absence created by Mr. McMullin's departure. For the past five years, Mr. McDonagh was formerly a director of a non-reporting company (law firm), in which Mr. McDonagh was a senior partner. Mr. McDonagh has not held other directorships in reporting companies and has no family relationships among or with the directors or executive officers of the Company. Mr. McDonagh is to serve without compensation.

The minutes of the Special Meeting of the Board of Directors are attached hereto as Exhibit 99.1 and incorporated by reference.


ITEM 8.01 OTHER EVENTS.

On March 14, 2005, the Board was informed that two of the Company's secured creditors are planning to proceed with a foreclosure of their security interest in one of the primary operational assets of the Company. The Board further was informed and concluded that the Company lacks the financial ability to continue operations beyond the pay period ending March 16, 2006. The Board agreed to contact the Company's secured creditors and assist in the conversion of their secured interests through transfer or sale of the Company's secured assets.

The minutes of the Special Meeting of the Board of Directors are attached hereto as Exhibit 99.1 and incorporated by reference.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

    (a) Not Applicable.
    (b) Not Applicable
    (c) Exhibits


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99.1  MINUTES OF THE SPECIAL JOINT MEETING OF THE BOARDS OF DIRECTORS OF
R-TEC HOLDING, INC. AND R-TEC CORPORATION ON MARCH 14, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: March 16, 2005                     R-TEC HOLDING, INC.


                                          By: /S/ MICHAEL J. McDONAGH
                                              -----------------------
                                              Michael J. McDonagh
                                              Acting Chief Executive Officer


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